Initial Public Offerings	12 Months Ended
Dec. 31, 2021
Disclosure Of Initial Public Offerings [Abstract]
Initial Public Offerings

26. Initial Public Offerings

On July 27, 2021, the Company completed its IPO in the United States on the Nasdaq Global Market (“Nasdaq”) under the trading ticker symbol “SOPH”. Trading on the Nasdaq commenced at market open on July 23, 2021. The Company completed the IPO of 13,000,000 common shares, at the IPO price of $18.00 per share, par value $0.05 (CHF 0.05). The IPO resulted in gross proceeds of $234.0 million. The Company incurred an estimated $22.3 million in issuance costs associated with the IPO, resulting in net proceeds of $211.7 million.

Concurrent with the IPO, the Company closed a private placement, in which it sold 1,111,111 ordinary shares to an affiliate of GE Healthcare. Gross proceeds from the private placement, before deducting estimated expenses payable, were $20 million. The Company incurred $0.4 million of issuance costs, resulting in net proceeds of $19.6 million.

On August 25, 2021, the underwriters of the IPO elected to exercise in part their option to purchase an additional 519,493 ordinary shares (“greenshoe”) at the IPO price of $18.00 per share. The greenshoe resulted in additional gross proceeds of $9.4 million. The Company incurred an additional $0.9 million of additional issuance costs, resulting in net proceeds of $8.5 million. With the addition of the underwriters’ option to purchase additional shares, the total number of shares sold in the Company’s IPO increased to 13,519,493 shares for aggregate gross proceeds, before deducting underwriting discounts and commissions and estimated fees and offering expenses, of $243.4 million.

As a result of the IPO, the Company paid a success fee related to the TriplePoint loan (Note 25 – TriplePoint success fee).

Immediately prior to the completion of the Company’s IPO and current with the private placement, the Company’s outstanding preferred shares converted on a one-to-one basis into ordinary shares.